EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of August 1, 2006 (“Amendment”), to the Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 1, 2006, and as further amended, modified and supplemented from time to time (the “Purchase Agreement”), between GOLDMAN SACHS MORTGAGE COMPANY (the “Purchaser”) and PHH MORTGAGE CORPORATION (formerly known as CENDANT MORTGAGE CORPORATION) and BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST) (the “Sellers”).

RECITALS

WHEREAS, the parties hereto have entered into the Purchase Agreement;

WHEREAS, the parties hereto desire to modify the Purchase Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined.

2. Amendments.

(a) Section 1 of the Purchase Agreement is hereby amended by adding the following language into the definition of “Mortgage Loan” following the words “Disposition Proceeds” and prior to the words “and other proceeds relating thereto”:

“Prepayment Penalties,”

(b) Section 1 of the Purchase Agreement is hereby amended by deleting the definition of “Due Period” therein in its entirety and replacing it with the following definition:

““Due Period”: With respect to each Remittance Date, the period commencing on the first day of the month immediately preceding the month of such Remittance Date and ending on the last day of such month.”

(c) Section 1 of the Purchase Agreement is hereby amended by deleting the definition of “Mortgage Loan Schedule” therein in its entirety and replacing it with the following definition:

““Mortgage Loan Schedule”: The list of Mortgage Loans identified on each Funding Date that sets forth certain information with respect to each Mortgage Loan, which must include at a minimum the information specified on Schedule A hereto (as amended from time to time to reflect the addition of any Qualified Substitute Mortgage Loans). A Mortgage Loan Schedule will be prepared for each Funding Date.”

(d) Section 1 of the Purchase Agreement is hereby amended by adding the following definition of “Prepayment Penalty” after the definition of “Prepaid Monthly Payment” and prior to the definition of “Prepayment Period”:

““Prepayment Penalty”: With respect to each Mortgage Loan, the fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.”

(e) The first sentence of the last paragraph of Section 2.01 of the Purchase Agreement is modified by adding the following language after the words “Cut-off Date” and prior to the words “and all payments of interest”:

“all Prepayment Penalties collected after the related Cut-off Date”

(f) Clause (13) of Section 3.03 of the Purchase Agreement is hereby amended by adding the following language after the words “enforceable in accordance with its terms” and prior to the words “except as such enforcement may be limited by bankruptcy”:

“(including, without limitation, any provisions therein relating to Prepayment Penalties)”

(g) Clause (3)(c) of Section 5.01 of the Purchase Agreement is hereby amended by adding the following language after the words “the Purchaser’s written consent” and prior to the words “prior to the Servicer taking any of the following actions:”:

“prior to any Reconstitution and”

(h) Clause (6) of Section 5.05 of the Purchase Agreement is hereby amended by deleting the following language after the words “Remittance Date)” and prior to the words “; provided that no such amounts shall be payable as servicing compensation”:

“and (b) any prepayment penalties or premiums relating to any Principal Prepayments”

(i) The first sentence of the eighth paragraph of Section 5.15 of the Purchase Agreement is hereby amended by adding the following language after the words “the Servicer shall request the approval of the Purchaser” and prior to the words “in accordance with Section 5.01(3) (c)”:

“prior to any Reconstitution”

(j) The Purchase Agreement is hereby amended by adding Schedule A. Schedule A will include at a minimum the following: (1) the Seller’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the social security number of the Mortgagor; (4) a code indicating whether the Mortgagor’s race and/or ethnicity is (i) native American or Alaskan native, (ii) Asian/Pacific islander, (iii) African American, (iv) white, (v) Hispanic or Latino, (vi) other minority, (vii) not provided by the Mortgagor, (viii) not applicable (if the Mortgagor is an entity) and (ix) unknown or missing; (5) the street address of the Mortgaged Property including the city, state and zip code; (6) a code indicating whether the Mortgagor is self-employed; (7) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (8) a code indicating the number and type of residential units constituting the Mortgaged Property (e.g. single family residence, two-family residence, three-family residence, four-family residence, multifamily residence, condominium, manufactured housing, mixed-use property, raw land and other non-residential properties, planned unit development or cooperative stock in a cooperative housing corporation); (9) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (10) the Loan-to-Value Ratio at origination; (11) the Mortgage Interest Rate as of the related Cut-off Date; (12) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, the Due Date; (13) the stated maturity date; (14) the amount of the Monthly Payment as of the related Cut-off Date; (15) the actual interest paid through date of the Mortgage Loan as of the Closing Date; (16) the schedule of the payment delinquencies in the prior 12 months; (17) the original principal amount of the Mortgage Loan; (18) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (19) whether the Mortgage Loan has Monthly Payments that are interest-only for a period of time, and the interest-only period, if applicable; (20) with respect to each Mortgage Loan with a second lien behind it, the combined loan-to-value of the Mortgage Loan at origination; (21) [reserved]; (22) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (23) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (24) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (25) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index, including the methodology for rounding (e.g. rounded upward, if necessary, to the nearest ten thousandth (.0001)) and the applicable time frame for determining the Index; (26) the product type of Mortgage Loan (i.e., Fixed Rate, Adjustable Rate); (27) a code indicating the purpose of the loan (i.e., purchase, Rate/Term Refinance or Cash-Out Refinance); (28) a code indicating the documentation style (i.e. no documents, full, alternative, reduced, no income/no asset, stated income, no ration, reduced or NIV); (29) asset verification (Y/N); (30) the loan credit classification (as described in the Underwriting Guidelines); (31) whether such Mortgage Loan provides for a Prepayment Penalty; (32) the Prepayment Penalty period of such Mortgage Loan, if applicable; (33) a description of the Prepayment Penalty, if applicable; (34) the Mortgage Interest Rate as of origination; (35) the credit risk score (FICO score); (36) the date of origination; (37) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate adjustment period; (38) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate adjustment percentage; (39) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate floor; (40) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (41) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap as of the first Interest Rate Adjustment Date; (42) with respect to each Adjustable Rate Mortgage Loan, a code indicating whether the Mortgage Loan provides for negative amortization; (43) a code indicating whether the Mortgage Loan has negative amortization and the maximum of such negative amortization; (44) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (45) a code indicating whether the Mortgage Loan by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date; (46) the original Monthly Payment due; (47) the Appraised Value; (48) appraisal type; (49) a code indicating whether the Mortgage Loan is covered by a PMI Policy and, if so, identifying the PMI Policy provider; (50) the certificate number of the PMI Policy, if applicable; (51) the amount of coverage of the PMI Policy, if applicable; (52) with respect to the related Mortgagor, the debt-to-income ratio; (53) sales price; (54) automated valuation model (AVM); (55) a code indicating whether the Mortgage Loan is a MERS Designated Mortgage Loan and the MERS Identification Number, if applicable; and (56) the DU or LP number, if applicable. With respect to the Mortgage Loans in the aggregate, the related Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average maturity of the Mortgage Loans; (5) the average principal balance of the Mortgage Loans; (6) the applicable Cut-off Date; and (7) the applicable Closing Date.

3. Except as expressly amended and modified by this Amendment, the Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS:

PHH MORTGAGE CORPORATION (formerly known as CENDANT MORTGAGE CORPORATION)

By:
Name: Crissy Judge Title: Assistant Vice President

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)

By: PHH Mortgage Corporation, as Administrator

By:
Name: Crissy Judge Title: Assistant Vice President

PURCHASER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as Purchaser

By:	GOLDMAN SACHS REAL ESTATE FUNDING CORP., a New York corporation, its General Partner

By:
Name: Title: